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Eclipse Identity Recognition Corporation. 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA 95032

Ms. Lee Ann Clary

6200 Leonard Avenue

Downers Grove, IL 60516

Date: August 23, 2011

EMPLOYMENT OFFER AGREEMENT

Dear Lee Ann:

Eclipse  Identity  Recognition  Corporation  (the  “Company”)  is  pleased  to  offer  you  the  position  of

Chief  Financial  Officer  (CFO)  (Position  Title).  In  this  position,  you  will  be  reporting  to  Stephen

Miller.  We  are  very  impressed  with  your  credentials  and  look  forward  to  your  future  success  with  the

Company.

1.  Hire  Date.  Should  you  confirm  your  acceptance  of  this  position,  your  employment  hire  date  under this offer shall start effective August 23, 2011.

2.  Compensation.

A.   Salary:  Your  annual  gross  salary  is  $95,000  US  Dollars.  Company  shall  deduct  or  withhold from  your  compensation/salary  any  and  all  sums  required  for  federal  and  state  taxes  as  well  as all  local  taxes  and  any  deductions  now  applicable  or  that  may  become  applicable  to  you  or

Company  in  the  future.  Your  salary  will  be  payable  pursuant  to  the  Company's  regular  payroll

policy.   Company   may   at   times   adjust   salaries   depending   on   overall   Company   business

operations,  and/or  the  cost  of  living  changes  to  salaries  of  similarity  started  Employees  in  the

Company or industry.

B.   Stocks:  You  will  be  granted  100,000  shares  of  the  Company’s  Common  stock.  Stocks  shall vest  on  a  monthly  basis  for  three  (3)  years;  with  accelerated  full  vesting  when  Company  is acquired/sold. Stock grants are subject to approval by the Board of Directors of the Company.

3.  Benefits. Upon the discretion of the Company, we may offer benefits to you.

4.  Duties  and  Responsibilities  of  the  Position.  Your  duties  and  responsibilities  are  described  in  the attached  job  description.  You  will  also  perform  such  other  duties  as  are  customarily  performed  by

 (408) 916‐1480

www.EclipseIR.com

Fax: (408) 317‐1717

Lee Ann Clary – Employment Offer Agreement

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Eclipse Identity Recognition Corporation. 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA 95032

other  persons  in  similar  such  positions,  as  well  as  such  other  duties  as  may  be  assigned  from  time to time by Company.

5.   Loyalty  and  Best  Efforts.  You  shall  loyally  and  conscientiously  perform  and  devote  all  of  your working  time,  attention,  knowledge,  and  skills  to  the  Company's  business  interests  and  shall  do  so in  good  faith,  with  best  efforts,  and  to  the  reasonable  satisfaction  of  the  Company.  During  the  term of your employment with the Company, you will not render commercial or professional services of any  nature  to  any  person  or  organization,  whether  or  not  for  compensation,  without  the  prior written  consent  of  the  Company,  and  you  will  not  engage  or  participate  in  any  business  that  is competitive  in  any  manner  with  the  business  of  the  Company.  You  further  acknowledge  that  you will  not  engage  in  any  form  of  activity  that  produces  a  conflict  of  interest  with  those  of  the

Company unless agreed to in advance and in writing.

6.    Proof of Right to Work. For purposes of federal immigration law, you will be required to provide to  the  Company  documentary  evidence  of  your  identity  and  eligibility  for  employment  in  the

United  States.  Such  documentation  must  be  provided  to  us  within  three  (3)  business  days  of  your date of hire, or our employment relationship with you may be terminated.

7.    Expense  Reimbursement.  As  business  operations  permits  and  upon  approval  by  the  Company,

you  may  be  entitled  to  reimbursement  of  any  or  all  expenses  authorized  and  reasonably  incurred expenses incurred in the performance of the functions and duties under this Agreement.

8.   Confidential  Information  and  Invention  Assignment  Agreement.  Your  acceptance  of  this  offer and  commencement  of  employment  with  the  Company  is  contingent  upon  the  execution,  and delivery  to  an  officer  of  the  Company,  execution  of  the  Company's  Confidential  Information-

Invention Assignment Agreement, prior to or on your Hire Date.

9.   Confidentiality  of  Terms.  You  agree  to  follow  the  Company's  strict  policy  that  Employees  must not  disclose,  either  directly  or  indirectly,  any  information,  including  any  of  the  terms  of  this

Agreement,  regarding  salary,  bonuses,  or  stock  purchase  or  option  allocations  to  any  person,

including  other  Employees  of  the  Company;  provided,  however,  that  you  may  discuss  such  terms with  members  of  your  immediate  family  and  any  legal,  tax  or  accounting  specialists  who  provide you with individual legal, tax or accounting advice.

10. Termination.

A.    Termination of Employment. You understand and acknowledge that your employment with the

Company  is  for  an  unspecified  duration  and  constitutes  an  “At-Will”  Employment,  meaning that you acknowledge that your employment relationship with the Company may be terminated at any time, with or without good cause or for any or no cause, at your option or at the option of the Company with or without notice, without further obligation or liability.

 (408) 916‐1480

www.EclipseIR.com

Fax: (408) 317‐1717

Lee Ann Clary – Employment Offer Agreement

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Eclipse Identity Recognition Corporation. 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA 95032

B.    Return  Upon  Termination.  As  an  Employee,  you  agree  that  upon  termination,  you  will  return to  the  Company  all  of  Company’s  property,  including,  but  not  limited  to,  intellectual  property,

trade   secret   information,   customer   lists,   business   plans,   operation   manuals,   Employee

handbook, records and accounts, materials subject to copyright, trademark, or patent protection,

customer  and  Company  information,  Company  Confidential  Information,  credit  cards,  business documents,  reports,  automobiles,  keys,  passes,  phones,  computers,  security  devices,  Company software and products, and any other Company property.

11.  Mediation  and  Binding  Arbitration.  This  Agreement  shall  be  interpreted  and  construed  in accordance  with  the  laws  of  the  State  of  California,  United  States  of  America  without  regards  to  the conflict of laws provisions. Any dispute, controversy, claim, or difference arising out of, or in connection with, or resulting from this Agreement, its application or interpretation, or a breach thereof, which cannot be  settled  amicably  by  the  parties  or  by  mediation,  shall  be  resolved  definitively  and  exclusively  by arbitration  under  the  Rules  of  Procedure  of  the  American  Arbitration  Association  (the  "Rules")  then prevailing for which arbitration shall determine location for arbitration.

12. Miscellaneous Provisions.

A.   Accuracy of Representations. As an Employee, you understands that any projections regarding the  financial  status  or  potential  for  growth  of  this  Company  are  matters  of  opinion  only  and  do not  constitute  a  legally  binding  representation.  You  agree  that  they  have  had  the  opportunity  to conduct  due  diligence  of  the  Company  and  are  satisfied  with the  representations  that  have  been made.

B.   Notices.  You  agree  that  any  notices  that  are  required  to  be  given  under  this  Agreement  shall  be given  in  writing,  sent  by  email,  fax,  or  certified  mail,  return  receipt  requested,  to  the  principal place of business of the Company or residence of the Employee as set forth herein.

C.   Entire  Agreement.  This  Agreement  represents  the  complete  and  exclusive  statement  of  the employment agreement between the Company and you as the Employee.  No other agreements,

covenants, representations or warranties, express or implied, oral or written, have been made by the parties concerning their employment agreement.

D.   The Effect of Prior Agreements or Understandings. This Agreement supersedes any and all prior Agreements or understandings between the parties, including letters of intent or understanding, except for those documents specifically referred to within this Agreement.

E.   Modifications.  You  and  the  Company  agree  that  this  writing,  along  with  those  Agreements referred to within it, including, but not limited to, the Employee Handbook and Confidentiality-

Inventions  Agreement,  constitutes  the  entirety  of  this  Agreement  between  the  parties.    Any

 (408) 916‐1480

www.EclipseIR.com

Fax: (408) 317‐1717

Lee Ann Clary – Employment Offer Agreement

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Eclipse Identity Recognition Corporation. 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA 95032

modifications  to  this  Agreement  may  only  be  done  in  writing  and  must  be  signed  by  an  officer of  the Company.

F.   Severability  of  Agreement.  To  the  extent  that  any  provision  hereof  is  deemed  unenforceable,

all remaining provisions of this Agreement shall not be affected thereby and shall remain in full force and effect.

G.  Waiver  of  Breach.  The  waiver  by  Company  of  a  breach  of  any  provision  of  this  Agreement  by

Employee  shall  not  operate  as  a  waiver  of  any subsequent breach by the Employee.   No waiver

shall be valid unless placed in writing and signed by the officer of Company.

We  are  all  delighted  to  be  able  to  extend  you  this  offer  and  look  forward  to  working  with  you.  To indicate  your  acceptance  of  the  Company's  offer,  please  sign  and  date  this  letter  in  the  space  provided below  and  return  it  to  me,  along  with  a  Signed  and  dated  copy  of  the  Confidentiality-Inventions

Agreement.  This  offer  letter,  together  with  the  Confidentiality-Inventions  Agreement,  set  forth  the terms  of  your  employment  with  the  Company  and  supersedes  any  prior  representations  or  agreements,

whether  written  or  oral.  This  letter  may  not  be  modified  or  amended  except  by  a  written  agreement,

Signed by the Company and by you.

[This section was left intentionally blank]

 (408) 916‐1480

www.EclipseIR.com

Fax: (408) 317‐1717

Lee Ann Clary – Employment Offer Agreement

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Eclipse Identity Recognition Corporation. 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA 95032

To accept this job offer:

1.   Sign and date this job offer letter where indicated below.

2.   Sign  and  date  the  enclosed  Confidential  Information-Inventions  Assignment  Agreement  where indicated.

3.   Email  or  fax all  pages of  the  signed  and  dated  documents  listed  above  back  to  us  by  August  23,

2011. A copy of each document is enclosed for your records.

To decline this job offer:

1.   Sign and date this job offer letter where indicated below.

2.   Email or fax all pages of this job offer letter back to us to arrive by August 23, 2011.

We  at  Eclipse  Identity  Recognition  Corporation  hope  that  you  will  accept  this  job  offer  and  look

forward   to   welcoming   you   aboard.   We   are   confident   you   will   be   able   to   make   a   significant

contribution to the success of our Company and look forward to working with you.

Sincerely,

Steve Miller

President & CEO

Enclosure # 1: Confidential Information-Inventions Assignment Agreement

Enclosure # 2: Job Description for this Position

 (408) 916‐1480

www.EclipseIR.com

Fax: (408) 317‐1717

Lee Ann Clary – Employment Offer Agreement

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Eclipse Identity Recognition Corporation. 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA 95032

ACCEPT/DECLINE JOB OFFER AGREEMENT:

Accept Job Offer

By signing and dating this letter below, I, ____________________________________ (Print Name),

accept this job offer of ____________________________________________ (Print Position Title) by

Eclipse Identity Recognition Corporation as outlined above.

Signature:_________________________________ Date: ______________

========================================================================

Decline Job Offer

By signing and dating this letter below, I, ________________________________ (Print Name),

decline this job offer of ______________________________________________ (Print Position Title)

by Eclipse Identity Recognition  Corporation as outlined above.

Signature:_________________________________ Date:_____________

 (408) 916‐1480

www.EclipseIR.com

Fax: (408) 317‐1717

Lee Ann Clary – Employment Offer Agreement